UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 13, 2026

RETINALGENIX TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	333-258528	82-3936890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

409 Apollo Beach Blvd, Suite 6

Apollo Beach, FL 33572

(Address of principal executive offices, including zip code)

(415) 578-9583

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On July 13, 2026, RetinalGenix Technologies Inc. (the “Company”) received written notice from Liebman Hymowitz, LLP (“LH”) that LH will be resigning as the Company’s independent registered public accounting firm, effective July 13, 2026.

LH’s audit report on the Company’s consolidated financial statements for the year ended December 31, 2025 and December 31, 2024 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, except that such report included an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

During the years ended December 31, 2025 and December 31, 2024, and the subsequent interim period through July 13, 2026, there were no disagreements with LH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to LH’s satisfaction, would have caused LH to make reference to the subject matter of the disagreements in connection with its report.

During the years ended December 31, 2025 and December 31, 2024, and the subsequent interim period through July 13, 2026, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except as previously disclosed in the Company’s filings with the Securities and Exchange Commission, including matters related to the Company’s internal control over financial reporting and disclosure controls and procedures.

The Company has provided LH with a copy of the disclosures contained in this Current Report on Form 8-K and has requested that LH furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether LH agrees with the statements made herein. A copy of LH’s letter will be filed as Exhibit 16.1 to this Current Report on Form 8-K or by amendment when received.

(b) Appointment of New Independent Registered Public Accounting Firm

On July 15, 2026, the Company engaged Vilki & Co., Charted Accountants (“Vilki & Co.”) as the Company’s independent registered public accounting firm for the year ending December 31, 2026, effective immediately. During the years ended December 31, 2025 and 2024 and the subsequent interim period from January 1, 2026 through July 14, 2026, neither the Company nor anyone on its behalf consulted with Vilki & Co. regarding: (i) the application of accounting principles to any specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Vilki & Co. concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Liebman Hymowitz, LLP addressed to the Securities and Exchange Commission.
104	Cover Page Interactive Data File.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETINALGENIX TECHNOLOGIES INC.

Date: July 15, 2026	By:	/s/ Jerry Katzman
Jerry Katzman Chief Executive Officer

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